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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement on Form S-8 (No. 333-101222) of Pediatrix Medical Group, Inc. of our report dated June 12, 2003 relating to the financial statements of the Pediatrix Medical Group, Inc. Amended and Restated Thrift and Profit Sharing Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP


Fort Lauderdale, Florida
June 30, 2003